SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SUNTRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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SUNTRON CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2004

To Our Stockholders:

     The 2004 Annual Meeting of Stockholders of Suntron Corporation will be held at 10:00 a.m., local time, on Thursday, September 16, 2004 at the Prime Hotel, 2641 West Union Hills Drive, Phoenix, Arizona 85027. At the meeting, stockholders will vote on the following matters:

     1. To elect four directors, each for a term of three years;

     2. To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

     Stockholders of record as of the close of business on July 30, 2004 are entitled to notice of, and to vote at the meeting and any postponement or adjournment thereof.

     Whether or not you expect to be present please sign, date, and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors,
Phoenix, Arizona August 26, 2004	/s/ Peter W. Harper
Secretary

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON.

i

SUNTRON CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

     This proxy statement contains information related to our annual meeting of stockholders to be held on Thursday, September 16, 2004, beginning at 10:00 a.m. local time, at the Prime Hotel, 2641 West Union Hills Drive, Phoenix, Arizona 85027 and at any adjournments or postponements thereof. The purpose of this proxy statement is to solicit proxies from the holders of our common stock for use at the meeting. This proxy statement, the accompanying notice of annual meeting, and the enclosed form of proxy are being sent to stockholders on or about August 26, 2004. You should review this information in conjunction with our 2003 Annual Report to Stockholders, which accompanies this proxy statement.

ABOUT THE MEETING

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will vote on the election of directors. In addition, our management will report on our performance during 2003 and respond to questions from our stockholders.

Who is entitled to vote at the meeting?

     Only stockholders of record at the close of business on the record date, July 30, 2004, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who may attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting the board of directors to conduct its business. As of the record date, 27,413,712 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast “for” or “against” any given matter.

     If less than a majority of the outstanding shares of common stock entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time, or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with us either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board’s recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. Each of the board’s recommendations is set forth together with the description of each item in this proxy statement. In summary, the board recommends a vote for election of its nominees for directors.

     Our board of directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees for directors. In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting by each holder of common stock (either in person or by proxy) is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

     Other Items. For each other item, the affirmative vote of a majority of the votes cast at the meeting by each holder of common stock (either in person or by proxy) will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

What are the effects of “broker non-votes”?

     If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. Shares represented by these “broker non-votes” will, however, be counted in determining whether there is a quorum. As a result, “broker non-votes” will have the effect of a negative vote on some matters.

Who will pay for the preparation of the proxy?

     We will pay the cost of preparing, assembling, and mailing the proxy statement, notice of meeting, and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

     Our principal executive offices are located at 2401 West Grandview Road, Phoenix, Arizona 85023 and our telephone number is (602) 789-6600. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of 10 days prior to the meeting and at the meeting itself for examination by any stockholder.

ELECTION OF DIRECTORS

Directors and Nominees

     Our board of directors is divided into three classes and each class of directors serves for a three-year term or until successors of that class have been elected and qualified. At the annual meeting, our stockholders will elect three directors, each of whom will serve for a term expiring at the 2007 annual meeting, or until his successor has been duly elected and qualified.

     Our board of directors has no reason to believe that any nominee will refuse to act or be unable to accept election. However, if any of them are unable to accept election or if any other unforeseen contingencies should arise, our board of directors may designate a substitute nominee. If our board of directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by our board of directors.

     Our board of directors has nominated Jeffrey W. Goettman, John C. Walker, Thomas B. Sabol, and Enrique Zambrano, each of whom are currently serving as directors, to stand for re-election. The terms of James K. Bass, Allen S. Braswell, Jr., James J. Forese, and Jesse Hermann expire at the annual meeting of stockholders in 2005. The terms of Douglas P. McCormick, Jose S. Medeiros, and James C. Van Horne expire at the annual meeting of stockholders in 2006.

     The following table, together with the accompanying text, sets forth certain information, with respect to each of our directors.

Name	Age	Position(s) Held
James K. Bass	47	Chief Executive Officer, President, and Director
Allen S. Braswell, Jr.	45	Director
Fred A. Breidenbach	57	Director
James J. Forese	68	Director
Jeffrey W. Goettman	45	Chairman of the Board and Director
Jesse Hermann	42	Director
Douglas P. McCormick	35	Director
Jose S. Medeiros	36	Director
Thomas B. Sabol	45	Director
James C. Van Horne	69	Director
John C. Walker	43	Director
Enrique Zambrano	48	Director

     James K. Bass has served as our Chief Executive Officer and President and as a director since May 2001 and as EFTC’s Chief Executive Officer since July 2000. From 1996 to June 2000, Mr. Bass was a senior vice president of Sony Corporation, a company engaged in the development, design, manufacture, and sale of various kinds of electronic equipment, instruments, and devices for consumer and professional markets. Prior to that, Mr. Bass spent 15 years in various manufacturing management positions at the aerospace group of General Electric Company, a company engaged in the development, manufacturing, and marketing of a wide variety of products for the generation, transmission, distribution, control, and utilization of electricity. Mr. Bass also serves as a director of TTM Technologies, Inc., a provider of time-critical, one-stop manufacturing services for highly complex printed circuit boards which is also an affiliate of Thayer Capital Partners.

     Allen S. Braswell, Jr. has served as a director since October 2001. Mr. Braswell has engaged in private investment activities as his principal occupation since December 2000. From September 1999 until such time, Mr. Braswell served as President of Jabil Global Services, a subsidiary of Jabil Circuit, Inc. engaged in electronic product service and repair, which was purchased by EFTC from affiliates of Mr. Braswell in September 1997 and sold to Jabil Circuit in September 1999. Mr. Braswell also served as President of the predecessors of Jabil Global Services since October 1996.

     Fred A. Breidenbach has served as a director since October 2001. Mr. Breidenbach has elected not to stand for re-election; therefore, his term will expire on September 16, 2004, the date of our 2004 Annual Meeting. Mr. Breidenbach has served as the principal of FA Breidenbach & Associates, LLC, a management-consulting firm providing services to the aerospace industry, since November 1997. From April 1993 until July 1997, Mr. Breidenbach served as President and Chief Operating Officer of Gulfstream Aerospace Corporation (now a subsidiary of General Dynamics). Mr. Breidenbach also serves as a director of Synnex Corporation.

     James J. Forese has served as a director since July 2004. He has been Operating Partner and Chief Operating Officer of Thayer Capital Partners, a private equity investment firm, since July 2003. He was Chairman of the Board of IKON Office Solutions, Inc. (“IKON”) from 2000 until his retirement in February 2003. He was President and Chief Executive Officer of IKON from 1998 to 2002, Executive Vice President and President of International Operations of IKON from 1997 to 1998, and Executive Vice President and Chief Operating Officer of IKON from 1996 to 1997. Prior to joining IKON, he spent 36 years with IBM Corporation (“IBM”) in numerous executive positions, including two years as Chairman and Chief Executive Officer of IBM Credit Corporation, three years as Vice President—Finance of IBM, and six years as Vice President and Controller of IBM. He is also a director of American Management Systems, Inc., NUI Corporation, and Spherion Corporation.

     Jeffrey W. Goettman has served as our Chairman of the Board and a director since May 2001. Mr. Goettman has served as a Managing Partner of Thayer Capital Partners, a private equity investment company, since April 2001. Mr. Goettman joined Thayer Capital Partners in February 1998. From February 1994 to February 1998, Mr. Goettman served as a Managing Director and founder of the electronic manufacturing services group at Robertson Stephens & Co., Inc., an investment banking firm. Mr. Goettman also serves as Chairman of the Board and a director of TTM Technologies, Inc.

     Jesse Hermann has served as a director since July 2004. Mr. Hermann has served as the President and Chief Executive Officer of icarz, Inc., a privately held company that develops and sells store and distributor management computer systems, since January 2000. Mr. Hermann became President and CEO of General Automotive Specialty Co., Inc., which manufactured automotive, marine, and industrial switches and locks for both OEM applications and aftermarket distribution, in 1993, having previously served as VP of Operations and then VP of Sales and Marketing of General Automotive. Following the sale of General Automotive to Echlin Inc. in 1998, Mr. Hermann managed General Automotive as a division for Echlin/Dana until December 1999, when he left to found icarz.

     Douglas P. McCormick has served as a director since October 2001. Mr. McCormick has served as a Managing Director of Thayer Capital Partners since January 2001 and was a Vice President of that company since January 1999. From June 1997 to January 1999, Mr. McCormick served as an associate at Morgan Stanley & Co. Incorporated, an investment banking firm. From September 1995 to June 1997, Mr. McCormick attended Harvard Business School. Mr. McCormick also serves as a director of TTM Technologies, Inc.

     Jose S. Medeiros has served as a director since October 2001. Mr. Medeiros has been a Partner in Blum Capital Partners, L.P., a San Francisco-based private equity and strategic block investment firm, since August 2000 and Vice President since August 1998. From June 1996 to August 1998, Mr. Medeiros served as a Vice President in the Technology Mergers & Acquisitions group of Robertson Stephens & Co., Inc. From January 1990 to June 1996, Mr. Medeiros served as an Associate at McKinsey & Company.

     Thomas B. Sabol has served as a director since July 2004. Mr. Sabol has served as an independent business consultant since January 2004. Mr. Sabol served as the Executive Vice President and Chief Operating Officer of Plexus Corp. from July 2002 to November 2003 and as the Chief Financial Officer of Plexus from January 1996 to June 2002. Prior to joining Plexus Corp., Mr. Sabol served as Vice President and General Auditor for Kemper Corporation, and before that as Business Assurance Manager for Coopers & Lybrand.

     James C. Van Horne has served as a director since October 2001. Mr. Van Horne has served as the A.P. Giannini Professor of Finance at the Stanford University Graduate School of Business since 1979, and has taught at such institution since 1965. Mr. Van Horne also serves as a director of Montgomery Street Income Securities, Inc. (an investment company), and Bailard Biehl & Kaiser Fund Group (a family of four mutual funds).

     John C. Walker has served as a director since May 2001. Mr. Walker has been a Partner with Blum Capital Partners since April 1997. From 1992 until April 1997, Mr. Walker served as the Vice President of PEXCO Holdings, Inc., a private investment holding company. Mr. Walker also serves as a director of Smarte Carte, Inc., a company providing products and services to travelers to efficiently store or move their belongings, and Playtex Products, Inc., a manufacturer and distributor of a diversified portfolio of consumer and personal products.

     Enrique Zambrano has served as a director since April 2004. Mr. Zambrano has served as Chief Executive Officer and a director of Proeza, S.A. de C.V., a diversified international company that has operations primarily in the automotive and citrus juice processing industries, since 1988. Mr. Zambrano is also a director of Grupo IMSA, S.A. de C.V., a steel processing company; XIGNUX, S.A. de C.V., a Mexican private industrial conglomerate, and Instituto Tecnologico y de Estudios Superiores de Monterey, the largest private university in Mexico.

     There are no family relationships between any of the directors, nominees, or any of our executive officers.

Information Relating to Corporate Governance and the Board of Directors

     Our board of directors has determined, after considering all the relevant facts and circumstances, that Messrs. Braswell, Breidenbach, Hermann, Sabol, Van Horne, and Zambrano are independent directors, as “independence” is defined by the listing standards of the National Association of Securities Dealers (“NASD”).

     Thayer-Blum Funding III, L.L.C. owns 24,582,191 shares of our common stock, or 89.7% of our outstanding shares. See “Security Ownership of Principal Stockholders, Directors and Officers” below beginning on page 8. Accordingly, our company is deemed to be a “controlled company,” which is defined by the NASD listing standards as a company of which more than 50% of the voting power is held by an individual, group, or another company. As a “controlled company,” we are not required to have a compensation committee or a nominating committee comprised solely of independent directors nor is our board of directors required to be comprised of a majority of independent directors.

     Our board of directors has established three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. Our board of directors has adopted charters for the audit and the nominating and corporate governance committees describing the authority and responsibilities delegated to each committee by the board of directors. Our board of directors has also adopted a Whistle Blower Policy and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at www.suntroncorp.com, the charters of the audit and the nominating and corporate governance committees; our Whistle Blower Policy and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or NASD regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement. In addition, the Charter of the Audit Committee as currently in effect is attached as Appendix A to this proxy statement. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

     We intend to schedule each year at least two executive sessions at which independent directors meet without the presence or participation of management.

     Interested parties may communicate with our board of directors or specific members of our board of directors, including the members of our various board committees, by submitting a letter addressed to the Board of Directors of Suntron Corporation c/o any specified individual director or directors at the address listed herein. Any such letters will be forwarded to the indicated directors.

Meetings of the Board of Directors

     Our board of directors held six meetings during the fiscal year ended December 31, 2003 and took action by written consent. All of our directors attended more than 75% of the meetings of the board of directors and the committees of the board of directors held during fiscal year 2003.

Committees of the Board of Directors

     Audit Committee. The purpose of the audit committee is to oversee the accounting and financial reporting processes of our company and the audits of the financial statements of our company and to provide assistance to our board of directors with respect to the oversight of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s internal audit function and our independent auditors. The primary responsibilities of the audit committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our board of directors. The audit committee also selects the independent certified public accountants to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent public accountants and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates. The current members of the audit committee are Messrs. Hermann, Sabol, and Van Horne (chairman), each of whom qualifies as an independent director under NASD listing standards as well as under rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Sarbanes-Oxley Act of 2002. Our board of directors has determined that Messrs. Sabol and Van Horne each qualify as an “audit committee financial expert” in accordance with applicable SEC rules and regulations. The audit committee met nine times during fiscal year 2003, including three telephonic meetings.

     Compensation Committee. The compensation committee reviews and monitors our compensation and benefit plans to ensure that they meet corporate objectives, including the administration of our stock option plan. In fulfilling this function, the compensation committee will review the recommendations of the chief executive officer regarding changes to the major compensation policies and practices and the compensation provided to our officers. Its current members include Messrs. Goettman, Walker (chairman), and Zambrano. The compensation committee met twice during fiscal year 2003 and took action by written consent.

     Nominating and Corporate Governance Committee. The purpose and responsibilities of the nominating and corporate governance committee include the oversight of the selection and composition of committees of the board of directors, the oversight of the evaluations of the board of directors and management, the identification of individuals qualified to become board members, the selection or recommendation to the board of directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the board of directors of a set of corporate governance principles applicable to our company, and the establishment of board of director compensation levels.

     The nominating and corporate governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our board of directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s secretary at the address listed herein. The nominating and corporate governance committee identifies and evaluates nominees for our board of directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our board of directors. The current members of the nominating and corporate governance committee include Messrs. Braswell, Goettman (chairman), and Walker. Messrs. Goettman and Walker may not be considered independent for purposes of the NASD’s listing requirements. The nominating and corporate governance committee did not meet during 2003.

Director Compensation and Other Information

     We pay each of our independent directors an annual fee of $15,000, which is paid quarterly. We also pay each independent director $500 per board meeting. Each independent director is entitled to receive, in lieu of the cash retainer fee, quarterly stock options having a Black-Scholes value as of the granted date equal to $3,750 at an exercise price per share equal to the closing price on the grant date. During 2003, two independent directors elected to receive stock options in lieu of cash compensation.

     Additionally, we pay members of our audit committee and independent members of our compensation committee a fee for each committee meeting they attend. Each audit committee member receives $1,000 per meeting ($500 in the case of telephonic meetings), and the Chairman receives an additional $500 per meeting ($250 in the case of telephonic meetings). Each independent member of the nominating and corporate governance committee and the compensation committee receives $500 per meeting ($250 in the case of telephonic meetings), and the Chairman receives no additional payment. We will also pay $10,000 to each member of any “special committee” created to represent the interests of the minority stockholders. We also reimburse our independent directors for all out-of-pocket expenses incurred in the performance of their duties as directors.

     All of our independent directors are eligible to receive grants of stock options under our stock option plan. Upon election to our board of directors, each independent director receives an option to purchase 15,000 shares of our common stock at an exercise price per share equal to the closing price on the grant date. The initial options granted to non-employee directors vest for 20% of the shares at the end of each calendar year. At the end of each calendar quarter, each independent director also receives an option to purchase 1,000 shares of our common stock at an exercise price per share equal to the closing price on the grant date, provided the director has served as an independent director for at least two months. The options granted to independent directors at the end of each calendar quarter vest for 20% of the shares upon each anniversary of the grant date.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

     The following table sets forth information with respect to our common stock beneficially owned as of July 31, 2004 by (a) each person known by us to own beneficially more than five percent of our outstanding common stock, (b) each of our directors, (c) each of our executive officers, and (d) all of our directors and executive officers as a group.

Beneficial Ownership Table

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Number	Percent (2)
Thayer-Blum Funding III, L.L.C. (3)	24,582,191	89.7%
James K. Bass (4)	270,064	1.0%
Allen S. Braswell, Jr. (5)	225,395	*
Fred A. Breidenbach (6)	18,078	*
James J. Forese (7)	24,582,191	89.7%
Jeffrey W. Goettman (7)	24,582,191	89.7%
Douglas P. McCormick (7)	24,582,191	89.7%
Jesse Hermann	—	*
Jose S. Medeiros (7)	24,582,191	89.7%
Thomas B. Sabol	—	*
James C. Van Horne (8)	11,728	*
John C. Walker (7)	24,582,191	89.7%
Enrique Zambrano	—	*
John W. Briant (9)	57,906	*
James A. Doran (10)	32,843	*
Michael Eblin (11)	110,938	*
Oscar A. Hager (12)	28,813	*
Peter W. Harper (13)	59,375	*
John H. Kulp (14)	28,032	*
All directors and executive officers as a group (18 persons) (7)(16)	25,425,362	90.7%

*	Represents less than 1% of our outstanding common stock.

(1)	Except as otherwise indicated, the address of each person listed on the table is 2401 West Grandview Road, Phoenix, Arizona 85023.

(2)	We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included the shares of common stock subject to options and convertible securities held by that person that are currently exercisable or convertible or will become exercisable or convertible within 60 days after July 31, 2004, but we have not included those shares for purposes of computing percentage ownership of any other person. We have assumed unless otherwise indicated that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Beneficial ownership is based on 27,413,712 shares of our common stock outstanding as of July 31, 2004.

(3)	Thayer-Blum Funding III, L.L.C. is owned as follows: 59.94% by Thayer Equity Investors IV, L.P., 0.04% by TC Manufacturing Holdings, L.L.C., 0.02% by TC KCo, L.L.C., 34.4% by Blum Strategic Partners, L.P., and 5.6% by Blum (K*TEC) Co-Investment Partners, L.P.

TC Manufacturing Holdings, L.L.C. is controlled by limited liability companies, the managing members of which are Frederick Malek, Carl Rickersten and Paul Stern.

Thayer Equity Investors IV, L.P. is controlled by a limited liability company, the managing members of which are Frederick Malek and Carl Rickersten.

TC KCo, L.L.C. is controlled by a limited liability company, the managing members of which are Frederik Malek and Carl Rickersten.

Blum Strategic Partners, L.P. is controlled by a limited liability company, a managing member of which is Richard C. Blum.

Blum (K*TEC) Co-Investment Partners, L.P. is controlled by a limited liability company, a managing member of which is Richard C. Blum.

Messrs. Goettman and McCormick, both directors of ours, are managing directors of the limited liability company that controls Thayer Equity Investors IV, L.P. Mr. Forese is an Operating Partner and Chief Operating Officer of the company that controls Thayer Equity Investors IV, L.P. Messrs. Walker and Medeiros, both directors of ours, are members of the general partner of Blum Strategic Partners, L.P.

The address of Thayer-Blum Funding III, L.L.C. is 1455 Pennsylvania Avenue, N.W., Suite 350, Washington, D.C. 20004.

(4)	Consists of 270,064 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 31, 2004.

(5)	Includes 37,520 shares beneficially owned by the Allen S. Braswell, Jr. Family Limited Partnership #1; 24,455 shares beneficially owned by the Allen S. Braswell, Jr. EFTC Limited Partnership, of which Allen S. Braswell is a general partner; 2,750 shares beneficially owned by the Allen S. Braswell, Sr. Trust, of which Allen S. Braswell, Sr., Allen S. Braswell, Jr.’s father, is the trustee; 8,750 shares beneficially owned by Circuit Test International, L.P., of which Braswell Investment Corporation (“BIC”) is a general partner; 136,522 shares beneficially owned by Braswell GRIT Limited Partnership, of which BIC is a general partner; and 3,170 shares issuable pursuant to options that are exercisable within 60 days of July 31, 2004. Allen S. Braswell, Jr. is president of BIC.

(6)	Includes 9,078 shares issuable pursuant to options currently exercisable or exercisable within 60 days of July 31, 2004.

(7)	Reflects 24,582,191 shares held by Thayer-Blum. See footnote 3. Messrs. Forese, Goettman, McCormick, Medeiros, and Walker disclaim beneficial ownership of these securities, except to the extent of any pecuniary interest therein.

(8)	Includes 9,228 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 31, 2004.

(9)	Consists of 57,906 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 31, 2004.

(10)	Includes 32,751 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 31, 2004.

(11)	Consists of 110,938 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 31, 2004.

(12)	Includes 28,688 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 31, 2004.

(13)	Consists of 59,375 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 31, 2004.

(14)	Consists of 28,032 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 31, 2004.

(15)	Includes 609,229 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 31, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. During 2003, we believe that our directors, executive officers and 10 percent stockholders complied with all Section 16(a) filing requirements, except that Messrs. Bass, Briant, Doran, Eblin, Gibbons, Hager, Harper, and Kulp each inadvertently filed one Form 4 late. These individuals received stock option grants in mid-December 2003 and the Forms 4 were filed on January 15, 2004.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid by Suntron (including EFTC and K*TEC) for the fiscal years ended December 31, 2001, 2002, and 2003 to our Chief Executive Officer and each of the four other most highly compensated individuals who served as executive officers of Suntron at the end of 2003, as well as their titles with Suntron.

Summary Compensation Table

					Long Term Compensation
		Annual Compensation			Awards	Payouts
				Other Annual	Securities	LTIP
Name and Principal				Compensation	Underlying	Payouts	All Other
Position	Year	Salary($)	Bonus($)	($)(1)	Options(#)(2)	($)	Compensation($)
James K. Bass	2001	$300,000	$300,000	$—	13,750	$—	$—
Chief Executive	2002	300,000	—	—	227,000	—	—
Officer and President	2003	300,000	31,000	—	60,000	—	—
John Briant	2001	160,000	80,000	—	3,750	—	—
Vice President of Materials, Quality &	2002	160,000	4,125	—	50,750	—	—
Process Management	2003	174,423	15,000	—	12,000	—	—
Michael Eblin	2001	200,004	140,000	—	8,750	—	—
Chief Operating	2002	200,004	—	—	132,500	—	—
Officer	2003	219,231	24,000	—	27,000	—	—
R. Michael Gibbons (3)	2001	198,000	25,000	—	197,310	—	—
Exec. Vice President-	2002	200,538	—	—	32,500	—	—
New Business Dev.	2003	220,000	10,000	—	15,000	—	—
Peter W. Harper	2001	200,004	100,000	—	15,000	—	—
Chief Financial	2002	200,004	—	—	65,000	—	—
Officer and Secretary	2003	200,004	15,000	—	15,000	—	—

(1)	Except as otherwise provided in this table, no amounts for perquisites and other personal benefits received by any of the named executive officers are shown because the aggregate dollar amounts were lower than the reporting requirements established by the rules of the SEC.

(2)	Represents options to purchase shares of Suntron common stock, after giving effect to the assumption of EFTC and K*TEC options upon the completion of the combination and the applicable exchange ratios.

(3)	Effective March 12, 2004, Mr. Gibbons was no longer employed by Suntron.

Stock Option Grants

     Suntron did not grant any stock appreciation rights in 2003. The following table sets forth information concerning the grant of stock options in 2003 to Suntron’s Chief Executive Officer and the other executive officers named in the Summary Compensation Table above.

Option Grants In Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Options		% of Total Options Granted to Employees in	Exercise or Base Price	Grant Date Market Value	Expiration	Annual Rates of Stock Price Appreciation for Option Terms (4)
Name	Granted (#)		Fiscal Year (3)	($/Share)	($/Share)	Date	0%($)	5%($)	10%($)
James K. Bass	60,000	(1)	13.7%	$4.40	$4.35	12/05/13	$—	$161,141	$412,967
John Briant	12,000	(2)	2.7%	0.01	4.21	12/05/13	50,400	82,172	130,916
Michael Eblin	27,000	(2)	6.2%	0.01	4.35	12/05/13	117,180	191,044	304,365
R. Michael Gibbons	15,000	(2)	3.4%	0.01	4.35	12/05/13	65,100	106,135	169,092
Peter W. Harper	15,000	(2)	3.4%	0.01	4.42	12/05/13	65,100	107,846	171,815

(1)	Represents options to purchase shares of Suntron common stock that become exercisable for 25% of the underlying shares on the first anniversary of the date of grant and 25% annual installments thereafter, so long as the executive remains employed with Suntron.

(2)	Represents options to purchase Suntron common stock that become exercisable on January 1, 2006, provided that the executive remains employed with Suntron.

(3)	The percentages shown above are based on an aggregate of 437,021 options for shares of Suntron common stock that were granted to employees for the year ended December 31, 2003.

(4)	Potential realizable value assumes that the stock price increases from the date of the grant until the end of the option term (10 years) at the annual rate specified (0%, 5% and 10%). The 0%, 5% and 10% assumed annual rates of appreciation are mandated by SEC rules and do not represent our estimate or projection of the future price of our common stock. We do not believe this method accurately illustrates the potential value of a stock option.

Stock Option Exercises and Values for Fiscal 2003

     The following table sets forth information with respect to Suntron’s Chief Executive Officer and the executive officers named in the Summary Compensation Table concerning options exercised in 2003 and unexercised options held by them as of the end of such fiscal year:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

					Value of Unexercised
			Number of Options at		In-the-Money Options at
	Shares Acquired on	Value	December 31, 2003		December 31, 2003($)(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
James K. Bass	—	$—	205,876	525,750	$8,750	$26,250
John Briant	—	—	46,501	111,500	2,625	59,355
Michael Eblin	—	—	81,813	243,250	5,250	131,580
R. Michael Gibbons	—	—	99,415	244,810	1,750	69,600
Peter W. Harper	—	—	43,375	132,500	3,500	74,850

(1)	The closing sales price per share for Suntron common stock as reported by the Nasdaq National Market on December 31, 2003 was $4.30. The option value is calculated by multiplying (a) the positive difference, if any, between $4.30 and the option exercise price by (b) the number of shares of common stock underlying the option.

Equity Compensation Plan Information

     The following table sets forth certain information, as of December 31, 2003, regarding shares of our common stock that may be issued upon the exercise of options under our only stock option plan (the Amended and Restated 2002 Stock Option Plan).

	(a)	(b)	(c)
Number of Securities
	Number of		Remaining Available for
	Securities		Future Issuance Under Equity
	to be Issued	Weighted Average	Compensation Plans
	Upon Exercise of	Exercise Price of	(Excluding Securities
Plan Category	Outstanding Options	Outstanding Options	Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders	2,361,105	$10.28	2,638,895
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	2,361,105	$10.28	2,638,895

Employment Agreements and Change of Control Arrangements

     James K. Bass, our Chief Executive Officer and President, has entered into an employment agreement that provides for him to be employed as Chief Executive Officer for a term ended on December 31, 2003, which term automatically extends for successive one-year periods until the agreement is terminated. Mr. Bass’ agreement provides for a minimum annual base salary of $300,000 and incentive-based bonus compensation in an amount determined by the compensation committee of our board of directors. We may terminate his employment agreement with or without cause. In the case of a termination without cause, however, we must continue to pay Mr. Bass’ base salary and prorated bonus compensation for a period of one year from the date of termination.

REPORT OF THE COMPENSATION COMMITTEE

     The following Report of the Compensation Committee, the Report of the Audit Committee, and Performance Graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing of ours under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate either Report or the Performance Graph by reference therein.

     Under rules established by the Securities and Exchange Commission, we are required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting our executive officers (including the executive officers named in the Summary Compensation Table above) during the past fiscal year. The report of our compensation committee is set forth below.

     James K. Bass became our President and Chief Executive Officer in May 2001. In July 2000, Mr. Bass entered into an employment contract with EFTC Corporation, which we assumed as part of the business combination of EFTC Corporation and K*TEC Electronics Holding Corporation. The agreement terminated in December 2003, but automatically extends for successive one-year periods until terminated. The employment agreement provides for a minimum base salary of $300,000, which the committee believes to be consistent with industry parameters, and incentive-based bonus compensation determined by the compensation committee. The employment agreement also provides customary benefits. The compensation committee believes that the attributes of Mr. Bass’s compensation package provide appropriate performance-based incentives.

     The compensation committee’s general philosophy with respect to the compensation of our other executive officers has been to recommend competitive compensation programs designed to attract and retain key executives critical to our long-term success and to recognize an individual’s contribution and personal performance. In addition, we have a stock option plan designed to attract and retain executive officers and other employees and to reward them for delivering long-term value to us. In fiscal year 2003 the compensation committee awarded cash bonuses to the executive officers in recognition of our company’s improved financial performance and granted stock options to certain executive officers.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Our equity-based compensation plan does not satisfy these requirements as the members of our compensation committee do not satisfy the definition of an “outside director” under Section 162(m). Accordingly, the compensation income deemed to be received upon the exercise of stock options granted under the plan does not qualify as performance-based compensation and may be subject to the deduction limit. The compensation committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of our compensation programs in a manner designed to permit unlimited deductibility for federal income tax purposes. We are not currently subject to the limitations of Section 162(m) because none of our executive officers received compensation during 2003 in excess of $1 million.

Dated as of: June 1, 2004

John C. Walker, Chairman
Fred A. Breidenbach
Jeffrey W. Goettman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2003, our compensation committee consisted of Messrs. Breidenbach, Goettman, Walker, and Richard L. Monfort. None of these individuals had any contractual or other relationships with us during such fiscal year except as directors and those transactions discussed elsewhere in this Proxy Statement. See “Certain Relationships and Related Transactions.” No interlocking relationship exists between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

REPORT OF THE AUDIT COMMITTEE

     The board of directors has appointed an audit committee consisting of three directors. All members of the audit committee are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement. At least one member of the audit committee has past employment experience in financial or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibility.

     Our board of directors has determined that Messrs. Van Horne and Breidenbach are “independent,” as defined by Rule 4200(a)(14) of the NASD’s listing standards. The NASD’s listing standards permitted one member to be appointed to our audit committee who is not independent. Mr. Goettman is not independent under the NASD’s listing standards. Mr. Goettman is the managing partner of Thayer Capital, a private investment company. Thayer Capital, and its affiliates, beneficially own up to 24,582,191 of our common shares, or 89.7% of our outstanding shares. For more information, see “Security Ownership of Principal Stockholders, Directors and Officers” above beginning on page 8. Mr. Goettman is also a director of Thayer-Blum Funding III, LLC. We have entered into a management agreement with Thayer-Blum affiliates. For more information, please see “Certain Relationships and Related Transactions” below beginning on page 17.

     Our board of directors considered Mr. Goettman’s professional, financial, and industry experience and has determined that it is in the best interests of the corporation and its stockholders that Mr. Goettman, the chairman of our board, serve as a member of the audit committee under Rule 4350(d)(2)(b) of the NASD’s listing standards, an exception to the requirements that the board be comprised solely of independent directors. Pursuant to recent changes to the NASD’s listing standards and to the Sarbanes-Oxley Act of 2002, effective immediately after our 2004 Annual Meeting. Our audit committee will be required to be comprised of at least three members, each of whom must be independent under NASD listing standards and applicable SEC rules. Messrs. Breidenbach and Mr. Goettman are no longer members of the audit committee and have been replaced by Messrs. Hermann and Sabol as members of the audit committee. Messrs. Hermann and Sabol are both considered independent under NASD’s rules and, as a result, we continue to be in compliance with Nasdaq’s listing requirements.

     The primary responsibility of the audit committee is to assist our board of directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including overseeing the financial reports and other financial information that we submit to governmental or regulatory bodies (such as the Securities and Exchange Commission), the public, and other users thereof; our systems of internal accounting and financial controls; and the annual independent audit of our financial statements.

     Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

     In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements with management and the independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. This included a discussion of the auditors’ judgments as to the quality and the acceptability of the company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards. In addition, the audit committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The audit committee also discussed with the independent auditors the auditors’ independence from us and our management, including the matters covered by the written disclosures and letter provided by the independent auditors.

     The audit committee discussed with the company’s independent auditors the overall scope and plans for their audits. The audit committee met with the independent auditors, with and without management present, to discuss the results of their quarterly reviews and annual audits, their evaluations of the company, the internal controls, and the overall quality of the financial reporting. The audit committee met nine times, including three telephonic meetings, during the fiscal year ended December 31, 2003.

     Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board or directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

     The Board of Directors has amended and restated our audit committee charter to reflect, among other things, the requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the SEC, and amended NASD listing standards. A copy of the Audit Committee Charter, as amended and restated, is included as Appendix A in this proxy statement. We certify that it is in compliance with Rule 4350(d)(1) of the NASD’s listing standards.

Dated as of: June 1, 2004

James C. Van Horne, Chairman
Jeffrey W. Goettman
Fred A. Breidenbach

PERFORMANCE GRAPH

      Our common stock has been listed on the Nasdaq National Market since March 1, 2002. Accordingly, the following graph compares, for the period from March 1, 2002 to December 31, 2003, the cumulative total stockholder return on our common stock against the cumulative total return of:

•	the Nasdaq Composite Index; and

•	a peer group consisting of us and six other publicly traded electronic manufacturing services companies that we have selected.

      The graph assumes $100 was invested in our common stock on March 1, 2002, the date on which our common stock became listed on the Nasdaq National Market and an investment in each of the peer group and the Nasdaq Composite Index, and the reinvestment of all dividends. The companies included in the peer group were Benchmark Electronics, Inc. (NYSE: BHE), IEC Electronics Corp. (Nasdaq NM: IECE), Jabil Circuit, Inc. (NYSE: JBL), Plexus Corp. (Nasdaq NM: PLXS), Sanmina-SCI Corporation (Nasdaq NM: SANM), and Solectron Corporation (NYSE: SLR).

COMPARISON OF 22 MONTH CUMULATIVE TOTAL RETURN*
AMONG SUNTRON CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Sale/Leaseback Transaction

      Richard L. Monfort, formerly a member of our board of directors, entered into a sale/leaseback transaction with EFTC in December 1998 whereby EFTC sold manufacturing facilities located in Newberg, Oregon and Tucson, Arizona to Mr. Monfort for $10.5 million. Mr. Monfort leased these manufacturing facilities back to us for a term of five years through December 2003. The Tucson lease provided for monthly payments of $32,000 and the Newberg lease provided for monthly payments of $58,000. Honeywell International, Inc. subleased the Tucson facility under a month-to-month agreement that required monthly payments of $32,000 through expiration of the Tucson lease in December 2003. In July 2003, we renewed the Newberg lease through December 2008 at an average monthly payment of $47,000.

Thayer-Blum Management Fees

      In 2002, we entered into an agreement with affiliates of Thayer-Blum Funding, L.L.C. that provides for the payment of a quarterly management fee of $187,500 through February 2007. During 2003, we paid $750,000 for management fees to affiliates of Thayer-Blum Funding L.L.C. The services provided under this arrangement consist primarily of management and consulting services related to corporate development activities.

      This agreement provides for the payment of additional incentive compensation between 1.0% and 2.5% of the purchase price of business acquisitions that are introduced or negotiated by affiliates of Thayer-Blum. The agreement also provides for payment of fees up to 1.0% of the gross proceeds from public equity financing transactions. During 2003, affiliates of Thayer-Blum did not earn any additional incentive compensation related to business acquisitions or public equity financing transactions.

Inventory Purchases

      For the year ended December 31, 2003, the Company purchased inventories for $481,000 from TTM Technologies, Inc. An affiliate of Thayer-Blum Funding L.L.C. has a controlling ownership interest in TTM Technologies.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      KPMG LLP served as our independent auditors for the year ended December 31, 2003 and will serve in that capacity for the 2004 fiscal year. We anticipate that representatives of KPMG LLP will attend the annual meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Fees Charged By Independent Auditors

      The following is a summary of fees, all of which were approved by the audit committee, billed by KPMG LLP for audit and other professional services during the years ended December 31, 2002 and 2003:

	2002	2003
Audit fees	$300,000	$235,000
Audit-related fees	19,050	—
Income tax fees	217,551	64,839
All other fees	31,870	—

Total fees	$568,471	$299,839

      “Audit-related fees” include employee benefit plan audit fees and fees related to auditor consents required by various SEC filings. “Income tax fees” include tax return preparation and consultation on various tax issues. “All other fees” include due diligence assistances and accounting consultation on proposed transactions.

Pre-Approval Policy for Independent Auditor’s Fees

      In 2003, our Audit Committee adopted a policy concerning pre-approval of audit and non-audit services to be provided by our independent auditors. The policy requires that all proposed services to be provided by KPMG LLP must be pre-approved by the audit committee before any services are performed. This policy includes all audit, tax, and consulting services that KPMG LLP may provide to the Company. In evaluating whether to engage KPMG LLP for non-audit services, our audit committee considers whether the performance of services other than audit services is compatible with maintaining the independence of KPMG LLP.

ANNUAL REPORT AND OTHER MATTERS

      We have mailed with this proxy statement a copy of our 2003 annual report to each stockholder of record as of July 30, 2004. If a stockholder requires an additional copy of our annual report, we will provide one, without charge, on the written request of any such stockholder addressed to our Secretary at Suntron Corporation, 2401 West Grandview Road, Phoenix, Arizona 85023. Any exhibits listed in the annual report also will be furnished upon written request at the actual expense we incur in furnishing such exhibit.

      Our 2003 annual report to stockholders is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Report of the Compensation Committee,” “Report of the Audit Committee,” and “Performance Graph” above shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      We must receive stockholder proposals that are intended to be presented at our annual meeting of stockholders to be held during calendar year 2005 no later than April 28, 2005, in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2005, except in circumstances where (a) we receive notice of the proposed matter no later than May 25, 2005, and (b) the proponent complies with the requirements set forth in Rule 14a-4.

OTHER MATTERS

      As of the date of this proxy statement, we know of no matter that will be presented for consideration at the annual meeting other than the election of directors. If, however, any other matter should properly come before the annual meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors,
/s/ Peter W. Harper
Secretary

Phoenix, Arizona
August 26, 2004

APPENDIX A

Suntron Corporation

Charter of the Audit Committee of the Board of Directors
(Amended and Restated January 27, 2004)

Purpose

      The purpose of the Audit Committee is to:

(A)	oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements;

(B)	assist the Board in monitoring (1) the integrity of the Company’s financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the Company’s compliance with legal and regulatory requirements; and

(C)	prepare the Audit Committee report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Board’s Corporate Governance/Nominating Committee. Audit Committee members may be replaced by the Board.

Chairman

Unless a Chairman is appointed by the full Board, the members of the Audit Committee shall designate a Chairman by the majority vote of the Audit Committee members. The Chairman shall chair all meetings of the Audit Committee and establish the agendas for such meetings.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Meetings of the Committee may be held telephonically.

All non-employee directors who are not members of the Audit Committee may attend meetings of the Audit Committee, but may not vote.

Committee Authority and Responsibilities

The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or related work. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall also have the authority to direct the Company’s internal audit department as it deems necessary or appropriate.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor as set forth in Section 10A(i) of the Exchange Act.

The Audit Committee shall at least annually (i) request and receive from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, (ii) actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and (iii) take, or recommend that the Company’s Board take, appropriate action to oversee the independence of the independent auditor.

The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee shall have the authority, to the extent it deems necessary to carry out its duties, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (ii) compensation to any advisors employed by the Audit Committee pursuant to the preceding sentence, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases, including the use of non-GAAP financial measures, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls, material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

9.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any material inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues.

10.	Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board in connection with each annual audit engagement.

11.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

12.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

13.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

14.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15.	Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

Oversight of the Company’s Internal Audit Function

16.	Review the appointment and replacement of the Company’s senior internal auditing executive.

17.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

18.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of internal audits.

Compliance Oversight Responsibilities

19.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

20.	Discuss with the Company’s general counsel legal matters that could reasonably be expected to have a material impact on the financial statements or the Company’s compliance policies.

21.	Review and approve all related party transactions.

Other

22.	Carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legal or other conditions.

23.	Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

SUNTRON CORPORATION

2004 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby, a holder of Common Stock, $.01 par value (“Common Stock”), of SUNTRON CORPORATION, a Delaware corporation (the “Company”) hereby appoints James K. Bass and Peter W. Harper, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all of the shares of Common Stock held of record by the undersigned at the close of business on July 30, 2004 at the 2004 Annual Meeting of Stockholders of the Company to be held at the Prime Hotel, 2641 West Union Hills Drive, Phoenix, Arizona 85027 on September 16, 2004 at 10:00 a.m., local time, and at any adjournment or postponement thereof.

1.	ELECTION OF DIRECTORS:	☐	FOR all nominees listed below (except as indicated)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

Jeffrey W. Goettman, Thomas B. Sabol, John C. Walker, and Enrique Zambrano

2.	Upon such other matters as may properly come before such Annual Meeting or any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

(Continued, and to be signed and dated, on the reverse side.)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting and proxy statement relating to the 2004 Annual Meeting and (2) the Company’s 2003 Annual Report to Stockholders.

     A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

Dated	, 2004

Signature

Signature

(Please date and sign exactly as the name appears hereon. When shares are held by joint tenants, all should sign. When signing as fiduciary (e.g., attorney, executor, administrator, conservator, trustee, or guardian), please give title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.)

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.     Votes must be indicated (x) in Black or Blue ink.